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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   September 19, 2003
                                                   --------------------



                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact name of registrant as specified in its Charter)





          Delaware                 0-50158                 47-0863558
          --------                 -------                 ----------
(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)          Identification No.)


     580 Kirts Blvd., Suite 300, Troy            Michigan         48084
     --------------------------------            --------         -----
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (248) 712-7000
                                                   -----------------------------


                                 Not applicable
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 -4.       NOT APPLICABLE.

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 19, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing its net sales for the four weeks and thirty-two weeks ended September 7, 2003.

ITEMS 6.          NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (A) - (B)         NOT APPLICABLE.

         (C)               EXHIBITS.

                           99.1    Press Release issued September 19, 2003.

ITEMS 8 -12.      NOT APPLICABLE.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRANK'S NURSERY & CRAFTS, INC.


Date: September 19, 2003                By: /s/ Alan Minker
                                           ---------------------------
                                        Alan Minker
                                        Senior Vice President, Chief Financial
                                               Officer and Treasurer





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                                 Exhibit Index



Exhibit No.              Description

99.1                     Press Release issued September 19, 2003.